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                                                                     EXHIBIT 4.1

                              PC CONNECTION, INC.
Number                                                 Shares
       -----------------                                      ------------------

                             [GRAPHIC APPEARS HERE]

                                                              COMMON STOCK
                                                              CUSIP 69318J 10 0
                                             See reverse for certain definitions
COMMON STOCK
PAR VALUE $0.01


This Certifies that
                    -------------------
is the owner of
                --------------------

fully paid and non-assessable shares of common stock the par value of one cent ($.01) each, of PC CONNECTION, INC. (herein called the "Company") transferable, to the extent permitted by the Amended and Restated Certificate of Incorporation and the Bylaws of the Company, upon the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Certificate of Incorporation and the Bylaws of the Company as from time to time amended (copies of which are on file with the Company) to all the terms and conditions of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the facsimile signatures of the duly authorized officers and its facsimile corporate seal to be hereunto affixed.

          Dated:
                 --------------------


/s/ Wayne L. Wilson                [SEAL]              /s/ Patricia Gallup
President and Chief                                    Chairman of the Board and
Operating Officer                                      Chief Executive Officer

Countersigned and Registered:
  American Stock Transfer & Trust Company
   Transfer Agent and Registrar

By:
     Authorized Signature
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                              PC CONNECTION, INC.

     The Corporation will furnish to the holder upon request without charge a copy of the, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common     UNIF GIFT MIN ACT -- ______Custodian_______
TEN ENT  --as tenants by the                             (Cust)         (Minor)
           entireties                               under Uniform Gifts to
JT TEN   --as joint tenants with                    Minors Act
           right of survivorship and                           -----------
           not as tenants in common                              (State)


     Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------
------------------------------------------------------------------
--------------------------------------------------------  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------


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NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By:
    -----------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.